JENNISON NATURAL RESOURCES FUND, INC.

AMENDMENT DATED AUGUST [29], 2006

TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED [July 29, 2006]

Effective on or about August [29], 2006, the Jennison Natural Resources Fund, Inc. (the Fund) will begin offering Class R shares. This Amendment is intended for use only in connection with the offering of Class R shares of the Fund, which are offered for sale exclusively to a limited group of investors.

The Prospectus and Statement of Additional Information for the Class R shares consists of this Amendment and the Fund’s Prospectus and Statement of Additional Information each dated [July 29, 2006] (each of which is incorporated herein by reference). This Amendment describes the features of the Fund’s Class R shares. For additional information about the Fund, you should refer to the Prospectus and Statement of Additional Information dated [July 29, 2006] except where specific information is provided in this Amendment, in which case the disclosure provided in this Amendment is controlling.

RISK/RETURN SUMMARY

EVALUATING PERFORMANCE

No performance information is available for the Fund’s Class R shares because the Class R shares have not been previously issued.

FEES AND EXPENSES

The following tables show the fees and expenses that you may pay if you buy and hold Class R shares of the Fund. For performance information of the other classes of shares of the Fund, please see the “Evaluating Performance” section of the [July 29, 2006] Prospectus for the Fund.

Shareholder Fees (paid directly from your investment)	Class R shares

Maximum sales charge (load) imposed on purchases (as a percentage of offering price) ..............................................................	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or sale proceeds) ....................................	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions ..............................................................	None
Redemption fees ...............................................................	None
Exchange fee ..................................................................	None

Annual Fund Operating Expenses (deducted from Portfolio assets)	Class R shares
Management Fees	0.74%
+Distribution and service (12b-1) fees	0.75%
+Other expenses	0.15%
=Total Annual Fund Operating Expenses	1.64%
Less: - Distribution Fee waiver or expense reimbursement	0.25%
= Net annual Fund operating expenses	1.39%

Notes to Fees and Expenses Tables

•             The Distributor of the Portfolios has contractually agreed to August 31, 2007 to reduce its distribution and service (12b-1) fees for each Portfolio’s Class R shares to .50 of 1% of the average daily net assets of the Class R shares of each Portfolio.

•             The expense ratios are based on the financial statements as of May 31, 2006 and are based on the expense ratios of the share class in existence for the fiscal year then ended.

EXAMPLES

This example is intended to help you compare the fees and expenses of the Fund’s Class R shares and the cost of investing in the such shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Class R shares for the time periods indicated and then sell all of your Class R shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for the Class R shares, which is effective in this example for only the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example

One Year	Three Years	Five Years	Ten Years
$142	$493	$868	$1,923

You would pay the following expenses on the same investment if you did not sell your shares:

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One Year	Three Years	Five Years	Ten Years
$142	$493	$868	$1,923

HOW THE FUND IS MANAGED

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund’s shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund’s shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund’s Class A, B, C, R and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees—known as 12b-1 fees—are shown in the “Fees and Expenses” tables. Class A, Class B, Class C and Class R shares are subject to an annual 12b-1 fee of .30%, 1.00%, 1.00% and 0.75% (excluding any applicable fee waivers), respectively. Because these fees are paid from the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

Class R shares are available only to a limited group of investors. See “Qualifying for Class R shares”. If Prudential Retirement is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions regarding how to purchase shares. Investors in SmartSolution IRA accounts through Prudential’s Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans or IRAs should contact their broker-dealer, financial intermediary or financial adviser with any questions regarding how to purchase Class R shares.

In order to buy Class R shares of the Fund, simply follow the steps described below.

Opening an Account

To purchase Class R shares of the Fund, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell the Class R shares of the Fund. You must pay for Class R shares of the Fund by check made payable to the broker-dealer, financial intermediary or financial adviser or affiliate that clears securities transactions through such party on a fully disclosed basis. If you already have an account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell the Class R shares of the Fund, you can pay for the Class R shares of the Fund by using free credit cash balances in your account or through the sale of money market fund shares held in your account.

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With certain limited exceptions, the Class R shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Eligible investors can choose among Class A, Class B, Class C, Class R and Class Z shares of the Fund, although Class R and Class Z shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that may best meet your needs. When choosing a share class of the Fund, you should consider that the Class R shares and Class Z shares have lower operating expenses than Class A, Class B, or Class C shares, as applicable, and you should consider whether you are eligible to purchase Class R and Class Z shares.

The Class R shares of the Fund do not have a minimum purchase amount or a minimum amount for subsequent purchases.

Share Class Comparison. Use this chart to help you compare the Fund’s Class R shares to the Fund’s different share classes. Information regarding the Fund’s other share classes can be found in the Fund’s Prospectus dated [July 29, 2006.] The discussion following the chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

Class R
Minimum purchase amount	None
Minimum amount for subsequent purchases	None
Maximum initial sales charge	None
Contingent Deferred Sales Charge (CDSC)	None
Annual distribution and service (12b-1) fees (shown as a percentage of average net assets)[1]	.75 of 1%; (.50 of 1% currently)

1             These distribution and service fees (12b-1) fees are paid from the Fund’s assets on a continuous basis. The service fee for Class R shares is .25 of 1%. Class R shares pay a distribution fee (in addition to the service fee) of .50 of 1%. The Distributor has contractually agreed to September 30, 2007 to reduce its distribution and service (12b-1) fees for class R shares to .50 of 1% of the Fund’s average daily net assets attributable to such class.

Qualifying for Class R Shares

Group Retirement Plans. Class R shares are offered for sale to (i) certain group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457

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plans, 403(b) plans, non-qualified deferred compensation plans, other defined contribution plans and (ii) IRAs that are held on the books of a Portfolio through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. The availability of Class R shares for group retirement plans or IRAs will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Prudential’s Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans or IRAs should contact their financial intermediary with any questions regarding availability of Class R shares.

Additional Shareholder Services

As a Class R shareholder of the Fund, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Portfolio Distributions and Tax Issues" section of the Fund’s Prospectus dated [July 29, 2006], the Fund pays out — or distributes — its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at net asset value (NAV), without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC Attn: Account Maintenance P.O. Box 8159 Philadelphia, PA 19176

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce expenses, we may send one annual shareholder

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report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions, by contacting your financial intermediary.

When you sell shares of a Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.

Generally, we will pay you for the shares that you sell within seven days after the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales. There are certain times when you may not be able to sell Class R shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission (SEC), this may happen only during unusual market conditions or emergencies when a Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

Redemption In Kind. If the sales of the Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities you received for cash, you would have to pay the costs charged by a broker.

Small Accounts. If your account value is less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We do this to minimize the Fund's operating expenses borne by Fund shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this account closing. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

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